SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 7, 2003
(Date of earliest event report): February 7, 2003

ADVANTAGE MARKETING SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

OKLAHOMA	001-13343	73-1323256
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification
Incorporation or		Number)
Organization)

2601 N.W. Expressway, Suite 1210W, Oklahoma City, OK	73112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 842-0131

ITEM 9. Regulation FD Disclosure.

     Attached is the power point presentation to be presented by Advantage Marketing Systems, Inc. CEO John W. Hail to the Southern California Investors Association (“SCIA”) meeting to be held on February 8, 2003.

Item 7. Financial Statements and Exhibits

     (a)  Exhibits

99.1 John W. Hail power point presentation for SCIA meeting

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

ADVANTAGE MARKETING SYSTEMS, INC.

REGGIE COOK
By: Reggie Cook
Date: February 7, 2003	Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description	Method of Filing

99.1	John W. Hail power point presentation for SCIA meeting	Filed herewith electronically